EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, being the Chairman and Principal Executive Officer of GFSI, Inc., a Delaware corporation (the "Registrant"), hereby certifies that the Quarterly Report on Form 10-Q (the "Quarterly Report") of the Registrant for the period ended October 1, 2005, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m(a)) and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 9, 2005


/s/ Robert M. Wolff
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Robert M. Wolff
Chairman and Principal Executive Officer